Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

Confidential

LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is entered into as of March 6, 2009 (“Effective Date”) by and between ReGenX, a limited liability company organized under the laws of the State of Delaware, with offices at 750 17th Street, NW, Suite 1100, Washington, DC 20006 (“ReGenX”) and SmithKline Beecham Corporation, a Pennsylvania corporation doing business as GlaxoSmithKline, with offices at One Franklin Plaza, 200 North 16th Street, Philadelphia, Pennsylvania, 19102 (“GSK”). ReGenX and GSK are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, pursuant to a license agreement by and between GSK and the University of Pennsylvania (“Penn”), dated as of May 31, 2002, as amended from time to time (the “Penn License Agreement”) GSK has exclusive rights under certain Penn Patent Rights (as defined herein) pertaining to various recombinant adeno-associated virus vectors; and

WHEREAS, ReGenX desires to obtain an exclusive sublicense from GSK under the Penn Patent Rights (as defined herein).

NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE 1: DEFINITIONS

1.1 “Affiliate” means any legal entity directly or indirectly controlling, controlled by or under common control with a Party or sublicensee. For purposes of this Agreement, “control” means the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of a legal entity, or the right to receive more than fifty percent (50%) of the profits or earnings of a legal entity, or the right to control the policy decisions of a legal entity.

1.2 “Calendar Quarter” means each three (3) month period or any portion thereof, beginning on January 1, April 1, July 1 and October 1.

1.3 “Confidential Information” means and includes all technical information, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, animate and inanimate materials, data, processes and other proprietary ideas, whether or not patentable or copyrightable, of either Party (a) that is identified as confidential or proprietary at the time of disclosure; or (b) whose confidential or proprietary status would be reasonably apparent under the circumstances. Notwithstanding the foregoing, Confidential Information shall not include the following:

1.3.1	information that is lawfully known to the receiving Party prior to the time of disclosure or independently developed by the receiving Party without use of the disclosing Party’s Confidential Information, in each case, to the extent evidenced by written records;

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1.3.2	information disclosed to a Party by a Third Party that has a right to make such disclosure;

1.3.3	information that becomes patented, published or otherwise part of the public domain as a result of acts by the Party owning such information or a Third Party obtaining such information as a matter of right; or

1.3.4	information that is required to be disclosed by order of a governmental authority or a court of competent jurisdiction; provided that the Receiving Party (as defined below) must use reasonable efforts to obtain confidential treatment of such information by the agency or court and notifies the Disclosing Party (as defined below) in the event that such information is required to be disclosed pursuant to Section 5.2.

1.4 “Domain Antibody” ****.

1.5 “GSK Collaborators” means entities (a) with which GSK has an active drug research and development agreement; and (b) from which GSK has retained substantial commercial rights to products derived from the development of drug candidates in the RNAi or antisense field.

1.6 “Licensed Product” means (a) products which are made, made for, used, sold or imported by ReGenX, its Affiliates and any of its or their sublicensees, the manufacture, use, sale or import of which, in the absence of the license granted pursuant to this Agreement, would infringe at least one Valid Claim in the country of manufacture, use, sale or import, including products manufactured by a process which would infringe at least one Valid Claim in the country of manufacture, use, sale or import; or (b) services sold by ReGenX, its Affiliates or its or their sublicensees which, in the absence of the licenses granted pursuant to this Agreement, would infringe at least one Valid Claim of the Penn Patent Rights in the country of sale.

1.7 “Muscular Dystrophy” ****.

1.8 “Net Sales” means the gross receipts from sales of a Licensed Product by ReGenX and/or its Affiliates and/or its or their sublicensees to Third Parties under this Agreement less deductions for ****.

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1.9 “Penn Patent Rights” means all United States patents and patent applications, re-examination certificates thereof, and their foreign counterparts and extensions, continuations, divisionals, and re-issue applications listed in Exhibit 1 which cover adeno-associated vectors.

1.10 “ReGenX Materials” means those vector materials that are (a) the subject of a claim within the Penn Patent Rights; or (b) made using a process that is the subject of a claim within the Penn Patent Rights, in each case, that ReGenX or its Affiliates offer for commercial sale from time-to-time to Third Parties and that are intended and licensed for research uses only, but excluding any research uses in humans.

1.11 “Retained Rights” shall have the meaning set forth in Section 2.1

1.12 “Third Party” means any person or entity other than a Party to this Agreement or Affiliates of a Party to this Agreement.

1.13 “Valid Claim” means a claim of an issued and unexpired patent included within the Penn Patent Rights, which has not lapsed, been abandoned, been held revoked or deemed unenforceable or invalid by a non-appealable decision or an appealable decision from which no appeal was taken within the time allowed for such appeal of a court or other governmental agency of competent jurisdiction.

ARTICLE 2: LICENSE GRANT

2.1 License Grant. GSK hereby grants to ReGenX an exclusive (except as provided in Section 2.2 and in this Section 2.1), royalty-bearing, worldwide right and license, with the right to grant sublicenses, under the Penn Patent Rights to make, have made, use, import, sell and offer for sale Licensed Products anywhere in the world, including, for the avoidance of doubt, the right to conduct research and development under the Penn Patent Rights. No other rights are granted. Notwithstanding the foregoing, GSK retains the following rights (individually and collectively, the “Retained Rights”) with respect to the Penn Patent Rights:

2.1.1	An exclusive (even as to ReGenX), fully sublicensable right under the Penn Patent Rights to make, have made, use, sell, offer to sell and import Domain Antibodies which are expressed by an adeno-associated vector that is the subject of at least one Valid Claim or a claim in a pending patent application within the Penn Patent Rights.

2.1.2	A non-exclusive right, sublicensable only to GSK’s Affiliates and GSK Collaborators, under the Penn Patent Rights to make, have made, use, sell, offer to sell and import products that deliver RNA interference and antisense drugs using an adeno-associated vector that is the subject of at least one Valid Claim or a claim in a pending patent application within the Penn Patent Rights. GSK will provide to ReGenX reasonable written notice of any sublicense it grants to any GSK Collaborator pursuant to the Retained Rights under this Section 2.1.2, and such notice shall include the field for which such sublicense has been granted.

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2.1.3	A non-exclusive right to use the Penn Patent Rights solely for internal (except as provided for in this Section 2.1.3), non-commercial research purposes and for GSK’s discovery research efforts with non-profit organizations. Such right shall be sublicensable only to (a) GSK’s Affiliates; and (b) GSK Collaborators; provided, however, that for GSK Collaborators, GSK shall provide written notice to ReGenX of such sublicense and such sublicense shall be limited only to the field of research identified for such collaboration; provided that ReGenX acknowledges that fee-for-service work with Third Parties will not be considered a sublicense. In addition, ReGenX acknowledges that GSK has granted a sublicense to the Penn Patent Rights solely for non-commercial research purposes to one (1) Third Party sublicensee who is not an Affiliate of GSK or a GSK Collaborator. Pursuant to the sublicense agreement between GSK and such Third Party sublicensee, such sublicensee is permitted to sublicense the rights granted pursuant to such sublicense to its Affiliates and contract research organizations who are performing specific research on behalf of such sublicensee. Upon termination or expiration of the sublicense agreement with such Third Party sublicensee, GSK shall have no right to grant any further sublicenses under this Section 2.1.3 except to GSK Affiliates and GSK Collaborators, as set forth herein.

2.1.4	In order to comply with potential and existing Third Party commitments existing as of the Effective Date, an exclusive, worldwide, sublicensable right under (a) the Penn Patent Rights which cover the rAAV serotype 8, to make, have made, use, sell, offer for sale and import Licensed Products for the treatment of all forms of hemophilia B; or (b) the Penn Patent Rights which cover rAAV serotype 9, to make, have made, use, sell, offer for sale and import Licensed Products for the treatment of (i) all forms of Muscular Dystrophy; (ii) congestive heart failure suffered by Muscular Dystrophy patients; (iii) all forms of cardiovascular disease by delivery of genes encoding I-lc and Serca2a and creatine kinase and (iv) amyotrophic lateral sclerosis, acid maltase deficiency and spinal muscular atrophies; provided, however, that with respect to category (iv), GSK agrees to use its commercially reasonable efforts to provide these rights to ReGenX within forty-five (45) days of the Effective Date; provided further, that GSK shall be under no obligation to make payments or otherwise incur financial obligations in order to provide such rights to ReGenX. In the event that GSK’s existing commitments to any such Third Party cease, GSK’s Retained Rights under this Section 2.1.4 shall be exclusively licensed to ReGenX.

2.1.5

In order to comply with Third Party commitments existing as of the Effective Date, a non-exclusive, sublicensable right to make, have made, and use all of the various serotypes of any adeno-associated vector that is the subject of at least one claim in the Penn Patent Rights solely for non-commercial research in the areas of Muscular Dystrophy, hemophilia B, congestive heart failure suffered by Muscular Dystrophy patients, and other cardiovascular disease. In no event shall the Retained Rights granted under this Section 2.1.5 be used for any commercial purposes. In the event that GSK’s existing commitments to any such Third Party cease, GSK’s Retained Rights under this Section 2.1.5 shall be exclusively

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licensed to ReGenX, subject to GSK’s Retained Rights under Section 2.1.1, 2.1.2 and 2.1.3.

2.2 Penn Retained Rights. Notwithstanding anything to the contrary in Section 2.1, Penn may use and permit other non-profit organizations to use the Penn Patent Rights for educational and non-commercial research purposes only.

2.3 Government Rights. ReGenX acknowledges that, pursuant to Public Laws 96-517, 97-256 and 98-620, codified at 35 U.S.C. §§ 200-212, the United States government retains certain rights in intellectual property funded in whole or part under any contract, grant or similar agreement with a federal agency. Pursuant to these laws, the government may impose certain requirements regarding such intellectual property, including but not limited to the requirement that products resulting from such intellectual property sold in the United States must be substantially manufactured in the United States. The license grant hereunder is expressly subject to all applicable United States government rights as provided in the above-mentioned laws and any regulations issued under those laws, as those laws or regulations may be amended from time to time.

2.4 Sublicensing. The right to sublicense granted to ReGenX under this Agreement is subject to the following conditions:

2.4.1	In each such sublicense, ReGenX must require that the sublicensee be subject to the material terms and conditions of the licenses granted to ReGenX under this Agreement.

2.4.2	Within **** after ReGenX enters into any sublicense, ReGenX must send to GSK a complete copy of the sublicense written in the English language in order for GSK to send such sublicense to Penn, pursuant to the terms of the Penn License Agreement.

2.4.3	In the event ReGenX enters into sublicenses, ****

2.5 License to GSK. ReGenX hereby grants to GSK a non-exclusive, worldwide, royalty-free license to use any patentable modifications or improvements developed by ReGenX to any vector which is the subject of a claim within the Penn Patent Rights consummate in scope to the Retained Rights set forth in Sections 2.1.1 through 2.1.3 above (“Licensed Back Improvements”). Such license shall be sublicensable solely as described and within the scope of the Retained Rights under Sections 2.1.1 through 2.1.3. ReGenX shall provide reasonable notice to GSK upon the filing of any patent application covering such Licensed Back Improvements.

2.6 Ownership. Subject to any licenses expressly set forth herein, ReGenX shall own and retain all right, title and interest (including all intellectual property rights) in all technical information, inventions (whether or not patentable), developments, discoveries, software, know-

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how, methods, techniques, formulae, animate and inanimate materials, data, processes and other proprietary information, including without limitation the Licensed Products, that are created, discovered, conceived or reduced to practice by ReGenX, its Affiliates and Third Party collaborators using the rights granted to ReGenX hereunder.

ARTICLE 3: CONSIDERATION

3.1 ReGenX Equity. In consideration for the licenses granted to ReGenX hereunder, upon the Effective Date, ReGenX will issue to GSK units of limited liability company interest in ReGenX equal to 19.9% of the outstanding units of limited liability company interest in ReGenX.

3.2 Milestone Fees. ReGenX will pay to GSK the following milestone payments the first time a Licensed Product that fits within Category la or lb, as listed in Section 3.3, achieves such milestone event:

Milestone	Exclusive License
Phase I Entry	****
Phase III Entry	****
Product Approval	****

****

3.3 Royalties. In further consideration of the license granted to ReGenX, ReGenX shall pay to GSK the following royalty based upon Net Sales of Licensed Products, subject always to the reductions in royalty rates set forth in Sections 3.3.4 and 3.3.5:

LICENSED PRODUCTS	Royalty Percentage	Cumulative Annual NET SALES (Million $)
1a. Novel Vector	****	Up to ****;

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	****	In excess of **** up to ****; and In excess of ****.
1b. i) Refinement of an existing vector or ii) a Novel Vector made by ReGenX through the material use of technology recited in a Valid Claim	****	Up to ****; In excess of **** up to ****; and In excess of ****.
2. Licensed Products that would otherwise infringe a Valid Claim covering a therapeutic use of a vector or compound.	****	Up to ****; In excess of **** up to ****; and In excess of ****.
3. Manufacturing technology that would otherwise infringe a Valid Claim covering a method or process of manufacture	****	Up to ****; In excess of **** up to ****; and In excess of ****.

3.3.1	Description of Categories:

3.3.1.1	To meet the requirements of the term “Novel Vector” (as used in Categories la and lb(ii)), there must be neither any dominating Third Party patent, including any Penn-owned patent rights other than those licensed under this Agreement with respect to the vector per se (i.e., no Third Party patent or Penn-owned patent rights beyond those licensed under this Agreement is required in order to make, have made, use, import, offer for sale or sell the vector for the higher royalty level to apply). Licenses from Penn or GSK to ReGenX for genes used, promoters used other than those which are part of the vector as described in Penn Patent Rights and the like in the vector will not affect the royalty pursuant to this provision. If any dominating Third Party patent or any Penn-owned patent other than those licensed under this Agreement issues at any time during the term of this Agreement with respect to a vector licensed hereunder, then the royalty level will immediately drop to the “Refinement” level (Category lb above) for any Licensed Product containing such vector.

3.3.1.2	As used in Category 2 of the Table in Section 3.3, a “therapeutic use” shall mean use in the prevention and/or treatment of a disease in a patient. For the

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avoidance of doubt, ReGenX shall have no obligation under Section 3.3 or under any other provision of this Agreement to pay any royalties on any “reach-through” basis for any reason whatsoever, including without limitation, on the basis of the use by ReGenX of any subject matter recited in a Valid Claim in the development, selection or advancement of any Licensed Product, except only as may be expressly provided under Category lb(ii) in Section 3.3 above.

3.3.1.3	In the event that any Licensed Product does not fall into any of the Categories 1-3 above, ReGenX shall pay to GSK a royalty of **** based upon Net Sales of such Licensed Product, subject always to the reductions in royalty rates set forth in Sections 3.3.4 and 3.3.5, and subject always to the terms and conditions of this Section 3.3.

3.3.2	One Royalty: For any single Licensed Product, ****. In addition, the **** royalty shall be subject to the **** provided below.

3.3.4	Valid Claims: Except as set forth below, royalties will only apply to Net Sales of Licensed Products that are the subject of at least one Valid Claim of any issued patent in the Penn Patent Rights. ****.

3.3.5	Third Party Royalties Stacking Provision: If, in connection with the manufacture, use or commercialization of a given Licensed Product, ReGenX is obligated to pay royalties to GSK and any Third Parties that, ****, then the royalty owed to GSK for that Licensed Product will be reduced by an amount calculated as follows:

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STACKING ROYALTY CALCULATIONS

R = (C*(A/(A+B)))

Where

R = Reduction of GSK royalty.

A = Unreduced GSK royalty,

B = sum of all Third Party royalties,

C = increment of projected total royalty above ****.

Example Calculation:

assume:	i) all Third Party royalties = ****%
ii) unreduced GSK royalty = ****%
iii) projected total royalty = ****%

R = (****-****)*(****/(**** + ****))
R = (*********)
R = ****
GSK Stacked Royalty = ****-**** = ****%

Notwithstanding the foregoing, ReGenX will pay to GSK no less than **** of the royalties that ReGenX would otherwise pay to GSK if there were no royalties due to Third Parties.

3.3.6	Termination of Obligation to Pay Royalty: Subject to Section 3.3.4, ReGenX’s obligation hereunder for payment of a royalty on the Net Sales of Licensed Products in a given country will end on a country by country basis when there is no Valid Claim in that country claiming the Licensed Product.

3.4 Sublicense Fees. ReGenX shall pay GSK a percentage of any sublicense fees (****) received by ReGenX for the Penn Patent Rights from any sublicensee; ****. The applicable percentage due to GSK for each sublicense shall be:

**** - if sublicensed on or before the **** of the Effective Date;

**** - if sublicensed on or before the **** of the Effective Date, but after the **** of the Effective Date; and

**** - if sublicensed after the **** of the Effective Date.

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Notwithstanding anything to the contrary herein, in the event ReGenX receives non-cash consideration for any sublicense granted to a Third Party hereunder, and such non-cash consideration is liquidated ****, then, with respect to the proceeds resulting from the liquidation of such non-cash consideration, ReGenX shall pay to GSK the percentage of sublicense fees that **** if such payment had been received in cash.

3.5 Reports and Records.

3.5.1	ReGenX must deliver to GSK within **** after the end of each Calendar Quarter after the first commercial sale of a Licensed Product a report setting forth the calculation of the royalties due to GSK for such Calendar Quarter, including, without limitation:

3.5.1.1	Number of Licensed Products included within Net Sales, listed by country;

3.5.1.2	Gross consideration for Net Sales of Licensed Product, including all amounts invoiced, billed, or received;

3.5.1.3	Qualifying costs to be excluded from the gross consideration, as defined in Section 1.7, listed by category of cost;

3.5.1.4	Net Sales of Licensed Products listed by country; and

3.5.1.5	Royalties owed to GSK, listed by category, including without limitation earned and sublicensee-derived categories.

3.5.2	ReGenX shall pay the royalties due under Section 3.3 and other payments due under Section 3.4 within **** following the last day of the Calendar Quarter in which the royalties accrue or the other consideration is received. ReGenX shall send the royalty payments along with the report described in Section 3.5.1.

3.5.3	ReGenX shall maintain and require its Affiliates and its or their sublicensees to maintain, complete and accurate books and records which enable the royalties, fees, and payments payable under this Agreement to be verified. The records for each Calendar Quarter must be maintained for **** after the submission of each report under Article 3. If any such verification determines that ReGenX has underpaid royalties by **** or more of the money actually owed, ReGenX shall pay the costs and expenses of GSK and its accountants in connection with their review or audit. Such audit or review shall be made by an independent certified public accountant, and only upon reasonable prior written notice to ReGenX (not less than **** notice) and during ReGenX’s normal working hours; and shall not be made more than once in any given year.

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3.6 Currency, Place of Payment, Interest.

3.6.1	All dollar amounts referred to in this Agreement are expressed in United States dollars. All payments to GSK under this Agreement must be made in United States dollars.

3.6.2	If ReGenX receives revenues from the sale of Licensed Product in currency other than United States dollars, revenues shall be converted into United States dollars at the conversion rate used by GSK in producing its quarterly and annual accounts, as confirmed by GSK’s auditors. If government regulations prevent remittances from a foreign country with respect to sale made in that country, the obligation to pay royalties on the sale in that country shall be suspended until such remittances are possible.

3.6.3	Notwithstanding anything herein to the contrary, in the event that any amounts due under the terms of this Agreement may be passed on by GSK to Penn or otherwise are ultimately payable to Penn under the terms of this Agreement, the Penn License Agreement or any step-through or other agreement entered into by ReGenX and Penn, ReGenX shall have the right to make such payment directly to Penn and deduct any such amounts from fees due to GSK (as applicable) hereunder.

3.7 Favored Nation Pricing to GSK. During the term of this Agreement, ReGenX agrees to provide ReGenX Materials to GSK at a price that is equal to or lower than the price **** for the same (in substance and amount and on substantially the same terms) products at the time of such GSK purchase. ****.

ARTICLE 4: DILIGENCE

4.1 ReGenX shall use commercially reasonable efforts to develop, market, promote and sell a Licensed Product ****. Without limiting the foregoing, ReGenX shall be deemed to have satisfactorily discharged its diligence obligations hereunder as long as ReGenX and/or its Affiliates and/or sublicensees are diligently pursuing the development and/or commercialization of ****.

4.2 Within **** after the Effective Date and within **** of each December 1 thereafter, ReGenX shall provide GSK with written progress reports, setting forth in such detail as GSK may reasonably request, the progress of the development, evaluation, testing and commercialization of each Licensed Product. ReGenX acknowledges that GSK is required to notify Penn within **** of the first commercial sale by ReGenX, its Affiliates, or its or their sublicensees of each Licensed Product. Such a report (“Development Progress

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Report”), setting forth the current stage of development of Licensed Products, shall include, without limitation:

4.2.1	Date of Development Progress Report and time covered by such report;

4.2.2	Major activities and accomplishments completed by ReGenX, its Affiliates, and its or their sublicensees relating directly to the Licensed

4.2.3	Product since the last Development Progress Report;

4.2.4	Significant research and development projects relating directly to the Licensed Product currently being performed by ReGenX, its Affiliates, and its or their sublicensees and projected dates of completion.

4.2.5	Future development activities to be undertaken by ReGenX, its Affiliates or its or their sublicensees during the next reporting period relating directly to the Licensed Product;

4.2.6	Projected total development remaining before product launch of each Licensed Product; and

4.2.7	Summary of significant development efforts using the Penn Patent Rights being performed by Third Parties including the nature of the relationship between ReGenX and such Third Parties.

4.3 In the event that Penn and GSK modify the Penn License Agreement or any of the terms or provisions thereof (whether by formal amendment, letter agreement or other binding or applicable arrangement) where such modification has a material effect on ReGenX’s obligations under this Agreement (a “PLA Modification”), GSK shall provide notice of such PLA Modification in writing to ReGenX. The Parties shall then enter into discussions to determine whether this Agreement should be amended to reflect the PLA Modification in the Penn License Agreement so that ReGenX may benefit from all applicable terms of the PLA Modification to the extent that the PLA Modification lessens GSK’s obligations or requirements thereunder or otherwise benefits GSK. ****.

ARTICLE 5: CONFIDENTIALITY

5.1 Treatment of Confidential Information. Each Party, as a receiving party (a “Receiving Party”), agrees that it will (a) treat Confidential Information of the other Party (the “Disclosing Party”) as strictly confidential; (b) not disclose such Confidential Information to Third Parties without the prior written consent of the Disclosing Party, except as may be permitted by the

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license grants contained herein; provided that such disclosure be under confidentiality agreements with provisions comparable to those contained in this Agreement; and (c) not use such Confidential Information for purposes other than those authorized expressly. A Receiving Party agrees to ensure that its employees who have access to Confidential Information are obligated in writing to abide by confidentiality obligations at least as stringent as those under this Agreement.

5.2 No Public Announcement. No public announcement or other disclosure to Third Parties concerning the existence of or terms of this Agreement shall be made, either directly or indirectly, by any Party to this Agreement, except as set forth in this Section 5.2 or to the extent legally required; provided that either Party may make such a disclosure of the existence of and/or terms of this Agreement to ****, who are obligated to keep such information confidential on terms no less stringent than those set forth herein. Furthermore, GSK shall be permitted to provide a copy of this Agreement to Penn, pursuant to GSK’s obligations under the Penn License Agreement. In the event that the Receiving Party becomes obligated by law to disclose the existence of or terms of this Agreement to any governmental authority, the Receiving Party shall promptly notify the Disclosing Party, so that the Disclosing Party may seek an appropriate protective order or other remedy with respect to narrowing the scope of such requirement and/or waive compliance by the Receiving Party with the provisions of this Agreement. If, in the absence of such protective order or other remedy, the Receiving Party is nonetheless required by law to disclose the existence of or terms of this Agreement, the Receiving Party may disclose such Confidential Information without liability hereunder; provided, that the Receiving Party shall furnish only such portion of the Confidential Information which is legally required to be disclosed and only to the extent required by law.

5.3 Treatment of Development Progress Reports. All Development Progress Reports provided by ReGenX to GSK shall be considered the Confidential Information of ReGenX. GSK shall be permitted to provide such Development Progress Reports to Penn, subject to GSK’s obligations of confidentiality hereunder. Notwithstanding anything to the contrary in this Article 5., GSK shall be obligated to keep such Development Progress Reports confidential for a period of **** following the expiration or termination of this Agreement.

ARTICLE 6: TERM AND TERMINATION

6.1 Term of Agreement. This Agreement, unless sooner terminated as provided in this Agreement, terminates upon the expiration, lapse, abandonment or invalidation of the last Valid Claim to expire, lapse, become abandoned or unenforceable in all the countries of the world where Penn Patent Rights existed; provided, however, that if not one patent ever issues from the Penn Patent Rights, then this Agreement will terminate ten (10) years after the first commercial sale of the first Licensed Product in any country. Expiration of this Agreement or expiration of ReGenX’s obligation to pay royalties to GSK in any country hereunder shall not preclude ReGenX from continuing to market, have marketed, sell and have sold Licensed Product in such country without further payment or obligation to GSK.

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6.2 ReGenX’s Right to Terminate. ReGenX may, upon **** written notice to GSK, terminate this Agreement for any reason, with or without cause.

6.3 Termination for Breach. GSK may terminate this Agreement if:

6.3.1	ReGenX is more than forty-five (45) days late in paying to GSK royalties, expenses, or any other monies due under this Agreement and ReGenX does not pay GSK in full within thirty (30) days upon written demand from GSK; or

6.3.2	ReGenX materially breaches this Agreement and does not cure such material breach within forty-five (45) days after written notice of the breach.

6.4 Termination for Insolvency. In the event that ReGenX files for protection under bankruptcy laws, makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its business, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed or stayed within ninety (90) days of the filing thereof, GSK may terminate this Agreement effective immediately upon written notice to ReGenX.

6.5 Effects of Termination. The effect of termination by ReGenX pursuant to Section 6.2, or by GSK pursuant to Section 6.3 or 6.4 shall be as follows:

6.5.1	ReGenX shall cease to make, have made, use, import, sell and offer for sale all Licensed Products;

6.5.2	ReGenX shall assign to GSK all sublicenses granted to Third Parties related solely to the Penn Patent Rights or the Licensed Products;

6.5.3	ReGenX shall grant, and hereby grants to GSK a non-exclusive, perpetual, irrevocable, worldwide, royalty-free license under any patentable modifications or improvements developed by ReGenX to any vector that is the subject of a claim in any of the Penn Patent Rights, for use by GSK for the research, development and commercialization of products in any therapeutic indication. Such license shall be (a) fully sublicensable to GSK’s Affiliates, GSK Collaborators, and Third Parties with respect to the research, development and commercialization of Domain Antibodies, and (b) only sublicensable to GSK’s Affiliates and GSK Collaborators for all other purposes;

6.5.4	ReGenX shall transfer to GSK all remaining ReGenX Materials that have been requested by and made for GSK under Section 3.7 prior to the effective date of termination at GSK’s cost and expense;

6.5.5	ReGenX shall pay all monies then-owed to GSK under this Agreement; and

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6.5.6	Each Party shall, at the other Party’s request, return all Confidential Information of the Disclosing Party. Notwithstanding the foregoing, one copy may be kept by either Party for a record of that Party’s obligations.

6.6 Survival. ReGenX’s obligation to pay all monies due and owed to GSK under this Agreement which have matured as of the effective date of termination shall survive the termination of this Agreement. In addition, the provisions of Articles 5—Confidentiality, Article 6—Term and Termination, Article 8—Warranties; Indemnification, Article 9—Use of ReGenX’s and GSK’s Name; and Article 10—Additional Provisions shall survive such termination or expiration of this Agreement in accordance with their respective terms.

ARTICLE 7: PATENT MAINTENANCE; PATENT INFRINGEMENT

7.1 Prosecution of Penn Licensed Patents. Pursuant to the Penn License Agreement, Penn controls the preparation, prosecution and maintenance of the Penn Patent Rights. As of the Effective Date, Penn and GSK have agreed on the selection of appropriate patent counsel to carry out Penn’s prosecution responsibilities. If, after the Effective Date, Penn seeks to appoint different patent counsel, GSK will not agree to such patent counsel without consultation with ReGenX. GSK shall provide to ReGenX a copy of any paper in a reasonable time prior to submission to the Patent and Trademark Office for review and comment, and GSK shall reasonably consider any comments thereon by ReGenX and relay such comments to Penn. Further, GSK shall keep ReGenX informed of the progress of any patent filings. ReGenX shall also have the right to consult directly with Penn patent counsel. The Parties shall keep each other informed with respect to any material communications with Penn regarding the Penn Patent Rights licensed hereunder. **** upon receipt of an invoice for all documented and reasonable Third Party expenses incurred in connection with the filing, prosecution and the maintenance of the Penn Patent Rights. If, in ReGenX’s opinion, the costs of preparation, prosecution and maintenance are inappropriate, then ReGenX and GSK shall discuss and agree on a resolution. If ReGenX elects not to pay for the filing, prosecution or maintenance of any patent or patent application within the Penn Patent Rights, ReGenX shall provide GSK with reasonable advance notice in order to enable GSK to assume responsibility for the filing, prosecution or maintenance of any such patent or patent application, and then such patent or patent application shall no longer be a part of the Penn Patent Rights licensed hereunder.

7.2 Infringement Actions Against Third Parties.

7.2.1	ReGenX and GSK are responsible for notifying each other promptly of any infringement of Penn Patent Rights (other than Retained Rights) which may come to their attention. ReGenX and GSK shall consult one another in a timely manner concerning any appropriate response to the infringement.

7.2.2	To the extent permitted under the Penn License Agreement, ReGenX may prosecute such infringement at its own expense. ReGenX shall not settle or compromise any such suit in a manner that imposes any material obligations or restrictions on GSK or Penn or grants any rights to the Penn Patent Rights other

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than rights which ReGenX has the right to grant under this Agreement, without GSK’s prior written permission. All monies recovered upon the final judgment or settlement of any such action shall be used (a) first, to reimburse the costs and expenses (including reasonable attorneys’ fees and costs) of ****, **** and ****; (b) second, to **** to account for lost sales or lost profits (to the extent that damages are awarded for lost sales or lost profits from the sale ****); (c) third, to **** to the extent necessary to account for the royalties that would have been payable to **** but for the lost sales or lost profits; and (d) the remainder to the account of the **** that undertake such actions to the relative extent of their financial participation therein.

7.2.3	ReGenX’s rights under Section 7.2 are subject to the continuing right of Penn and GSK to intervene at Penn’s or GSK’s own expense and join ReGenX in any claim or suit for infringement of the Penn Patent Rights. Any consideration received by GSK or Penn in the settlement or award for any claim or suit shall be shared between ReGenX, GSK and Penn as set forth in Section 7.2.2 above.

7.2.4	If ReGenX elects to pursue an infringer under Section 7.2.2 above and ReGenX fails to prosecute such infringement, then GSK may prosecute such infringement at its own expense. In such event, financial recoveries will be entirely retained by GSK.

7.2.5	In any action to enforce any of the Penn Patent Rights, either Party, at the request and expense of the other Party shall cooperate to the fullest extent reasonably possible, including in the event that if either Party is unable to initiate or prosecute such action solely in its own name, the other Party shall join such action voluntarily and shall execute all documents necessary to initiate litigation to prosecute and maintain such action. This provision shall not be construed to require either Party to undertake any activities, including legal discovery, at the request of any Third Party except as may be required by lawful process of a court of competent jurisdiction.

7.3 Defense of Infringement Claims.

7.3.1	In the event ReGenX or GSK becomes aware that ReGenX’s or any of its Affiliates’ or sublicensees’ practice of the Penn Patent Rights is the subject of a claim for patent infringement by a Third Party, that Party shall promptly notify the other and the Parties shall consider the claim and the most appropriate action to take. ReGenX shall cause each of its Affiliates and sublicensees to notify ReGenX promptly in the event such entity becomes aware that its practice of the Penn Patent Rights is the subject of a claim of patent infringements by another. ReGenX shall have the right to control the defense of any such suit brought against ReGenX or any of its Affiliates or sublicensees and shall do so at its own expense. ReGenX shall have the right to require GSK’s and Penn’s reasonable cooperation in any such suit, upon written notice to GSK and Penn, and GSK and Penn shall have the obligation to participate and ReGenX shall bear the cost of

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GSK’s and Penn’s participation. ReGenX must not settle or compromise any such suit in a manner that imposes any material obligations or restrictions on GSK or Penn or grants any rights to the Penn Patent Rights other than rights which ReGenX has the right to grant under this Agreement, without GSK’s prior written permission.

ARTICLE 8: WARRANTIES; INDEMNIFICATION

8.1 Warranty. GSK represents, warrants and covenants to ReGenX that it has sufficient rights in the Penn Patent Rights to grant to ReGenX the rights specified in this Agreement.

8.2 Disclaimer of Warranties.

8.2.1	Disclaimer by GSK. EXCEPT AS SET FORTH IN SECTION 8.1, THE PENN PATENT RIGHTS, LICENSED PRODUCTS AND ALL OTHER TECHNOLOGY LICENSED UNDER THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS AND GSK MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, GSK MAKES NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE USE OF THE PENN PATENT RIGHTS, LICENSED PRODUCTS AND ALL TECHNOLOGY LICENSED UNDER THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR TRADEMARK OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES. EXCEPT AS SET FORTH HEREIN, GSK SHALL NOT BE LIABLE TO REGENX, REGENX’S SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO: ANY CLAIM ARISING FROM REGENX’S USE OF THE PENN PATENT RIGHTS, LICENSED PRODUCTS AND ALL RIGHTS LICENSED UNDER THIS AGREEMENT OR FROM THE MANUFACTURE, USE OR SALE OF LICENSED PRODUCTS; OR ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

8.2.2

Disclaimer by ReGenX. THE REGENX MATERIALS AND ALL LICENSED BACK IMPROVEMENTS UNDER SECTION 2.5 PROVIDED OR LICENSED UNDER THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS AND REGENX MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, REGENX MAKES NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE USE OF THE REGENX MATERIALS THE LICENSED BACK IMPROVEMENTS AND ALL TECHNOLOGY LICENSED UNDER THIS AGREEMENT WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR TRADEMARK OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES. EXCEPT AS SET FORTH HEREIN, REGENX SHALL NOT BE LIABLE TO GSK, GSK’S SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO: ANY CLAIM ARISING FROM GSK’S USE OF THE REGENX MATERIALS, THE

CONFIDENTIAL TREATMENT REQUESTED

LICENSED BACK MATERIALS AND ALL RIGHTS LICENSED UNDER THIS AGREEMENT OR FROM THE MANUFACTURE, USE OR SALE OF PRODUCTS BASED THEREON; OR ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

8.3 Indemnification.

8.3.1	By ReGenX. ReGenX shall defend, indemnify and hold harmless GSK, its officers, agents and employees (individually, a “GSK Indemnified Party”, and collectively, the “GSK Indemnified Parties”), from and against any and all liability, loss, damage, action, claim or expense (including attorneys’ fees) (individually, a “Liability”, and collectively, the “Liabilities”) suffered or incurred by the GSK Indemnified Parties from Third Parties that results from or arises out of: ****; provided, however, that ReGenX shall not be liable for claims based on the gross negligence or intentional misconduct of any of the GSK Indemnified Parties. Without limiting the foregoing, ReGenX must defend, indemnify and hold harmless the GSK Indemnified Parties from and against any Liabilities resulting from:

(a)	any **** or other claim of any kind related to the **** by a Third Party of a Licensed Product that was **** by ReGenX, its Affiliates, assignees, sublicensees, or vendors; and

(b)	**** conducted by or on behalf of ReGenX or its Affiliates or sublicensees relating to the Penn Patent Rights or Licensed Products, including, without limitation, any claim by or on behalf of ****.

8.3.2	By GSK. GSK shall defend, indemnify and hold harmless ReGenX, its officers, agents and employees (individually, a “ReGenX Indemnified Party”, and collectively, the “ReGenX Indemnified Parties”), from and against any and all Liabilities suffered or incurred by the ReGenX Indemnified Parties from Third Parties that results from or arises out of: ****; provided, however, that GSK shall not be liable for claims based on the gross negligence or intentional misconduct of any of the ReGenX Indemnified Parties. Without limiting the foregoing, GSK must defend, indemnify and hold harmless the ReGenX Indemnified Parties from and against any Liabilities resulting from:

(a)	any **** or other claim of any kind related to the **** by a Third Party of a product developed from or based on the ReGenX Materials or Licensed Back Improvements

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that was **** **** by GSK, its Affiliates, assignees, sublicensees (other than ReGenX), or vendors; and

(b)	**** conducted by or on behalf of GSK or its Affiliates or sublicensees (other than ReGenX) relating to a product developed from or based on the ReGenX Materials or Licensed Back Improvements, including, without limitation, any claim by or on behalf of ****.

8.4 Indemnification Procedure. Each Party, as an indemnifying party (a “Indemnifying Party”), shall not be permitted to settle or compromise any claim or action giving rise to Liabilities in a manner that imposes any restrictions or obligations on the other Party (the “Indemnified Party”) (or Penn as applicable) or grant any rights to the Penn Patent Rights, Licensed Products, ReGenX Materials or Licensed Back Improvements other than those ReGenX has the right to grant under this Agreement without GSK’s prior written consent. If an Indemnifying Party fails or declines to assume the defense of any such claim or action within twenty (20) days after notice thereof, the Indemnified Party may assume the defense of such claim or action at the cost and risk of the Indemnifying Party, and any Liabilities related thereto shall be conclusively deemed a Liability of the Indemnifying Party. The indemnification rights of a Indemnified Party contained herein are in addition to all other rights which such Indemnified Party may have at law or in equity or otherwise.

8.5 Insurance. Prior to the first administration of a Licensed Product to a human, ReGenX shall obtain and/or maintain, at its sole cost and expense, **** insurance in amounts, which are reasonable and customary in the U.S. pharmaceutical industry, subject always to a minimum limit of **** per occurrence (or claim) and in the aggregate annually. Such **** insurance shall insure against all liability, including ****.

ARTICLE 9: USE OF A PARTY’S NAME

9.1 ReGenX and its employees and agents must not use and ReGenX must not permit its Affiliates or sublicensees to use GSK’s or Penn’s name or any adaptation thereof, or any GSK or Penn seal, logotype, trademark, or service mark, or the name, mark, or logotype of any GSK or Penn representative or organization in any way without the prior written consent of GSK or Penn; provided, however that ReGenX may acknowledge the existence and general nature of this Agreement.

9.2 GSK and its employees and agents must not use ReGenX’s name or any adaptation thereof, or any ReGenX seal, logotype, trademark, or service mark, or the name, mark, or logotype of any ReGenX representative or organization in any way without the prior written consent of ReGenX; provided, however, that GSK may acknowledge the existence and general nature of this Agreement.

ARTICLE 10: ADDITIONAL PROVISIONS

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10.1 Relationship. Nothing in this Agreement shall be deemed to establish a relationship of principal and agent between ReGenX and GSK, nor any of their agents or employees for any purpose whatsoever, nor shall this Agreement be construed as creating any other form of legal association or arrangement which would impose liability upon one Party for the act or failure to act of the other Party.

10.2 Assignment. The rights and obligations of ReGenX and GSK hereunder shall inure to the benefit of, and shall be binding upon, their respective successors and assigns. Neither Party may assign its rights under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided however, a Party may assign this Agreement to (a) any Affiliate of such Party or (b) any corporation or other entity to which such Party may transfer all or substantially all of its assets to which this Agreement relates (“Sale of Assets”). ReGenX shall notify GSK in writing at least thirty (30) days prior to the anticipated closing of any bona fide Sale of Assets it proposes to effect or any merger or consolidation pursuant to which the holders of the voting power of ReGenX immediately prior to such merger or consolidation hold, immediately after such merger or consolidation, less than 50% of the voting power of ReGenX (“Sale by Merger”). Upon ReGenX’s closing of a Sale of Assets or Sale by Merger, GSK’s obligations under Section 2.1.2 and Section 2.1.3 to provide written notice to ReGenX of any sublicense it grants to the Retained Rights shall cease. No assignment shall relieve such Party of responsibility for the performance of any accrued obligations which it has prior to such assignment.

10.3 Waiver. A waiver by either Party of a breach of any provision of this Agreement will not constitute a waiver of any subsequent breach of that provision or a waiver of any breach of any other provision of this Agreement.

10.4 Notices. Notices, payments, statements, reports and other communications under this Agreement shall be in writing and shall be deemed to have been received as of the date sent if sent by public courier (e.g. Federal Express) or by Express Mail, receipt requested, and addressed as follows:

If for ReGenX:	with a copy to:

ReGenX, LLC	ReGenX, LLC
750 17th Street, NW	750 17th Street, NW
Suite 1100	Suite 1100
Washington, DC 20006	Washington, DC 20006
USA	USA
Attn: Chief Executive Officer	Attn: General Counsel

If for GSK:	with a copy to:

GlaxoSmithKline	GlaxoSmithKline
Gunnels Wood Road	2301 Renaissance Blvd.
Mail Code 3T123	Mail Code RN0220

CONFIDENTIAL TREATMENT REQUESTED

Stevenage	King of Prussia, PA 19406
Hertfordshire SG12NY	Attn: Associate General
United Kingdom	Counsel
Attn: Vice President,
Business Development,
BioPharm Management and Administration

Either Party may change its official address upon written notice to the other Party.

10.5 Applicable Law. This Agreement shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of law provisions. In the event that a Party to this Agreement perceives the existence of a dispute with the other Party concerning any right or duty provided for herein, the Parties will, as soon as practicable, confer in an attempt to resolve the dispute. If the Parties are unable to resolve such dispute amicably, then the Parties hereby submit to the exclusive jurisdiction of and venue in the courts located in the Eastern District of the Commonwealth of Pennsylvania with respect to any and all disputes concerning the subject of this Agreement.

10.6 No Discrimination. ReGenX and GSK, in their activities under this Agreement, shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, or because he or she is a disabled veteran or a veteran of the Vietnam Era.

10.7 Compliance with Law. GSK and ReGenX must comply with all prevailing laws, rules and regulations that apply to its activities or obligations under this Agreement. Without limiting the foregoing, it is understood that this Agreement may be subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities, articles and information, including the Arms Export Control Act as amended in the Export Administration Act of 1979, and that the Parties’ obligations are contingent upon compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by GSK or ReGenX that GSK or ReGenX shall not export data or commodities to certain foreign countries without prior approval of such agency. ReGenX neither represents that a license is not required nor that, if required, it will issue.

10.8 Entire Agreement. This Agreement embodies the entire understanding between the Parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral. This Agreement may not be varied except by a written document signed by duly authorized representatives of both Parties.

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this LICENSE AGREEMENT to be executed by their duly authorized representatives.

REGENX		SMITHKLINE BEECHAM CORPORATION d/b/a GLAXOSMITHKLINE

By:	/s/ Kenneth T. Mills	By:	/s/ William J. Mosher

Name:	Kenneth T. Mills	Name:	William J. Mosher
Title:	CEO	Title:	Vice President & Secretary

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 1

Penn Patent Rights

Penn #	Disclosure Title	Inventors	Applicant(s)	US Patents	Foreign Patents
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit 2

Muscular Dystrophies

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.